1 Private & Confidential July 2026 Albert Manzone Dear Albert, Perrigo Pharma International D.A.C (Perrigo) is pleased to offer you the position of Interim President and Chief Executive Officer. Our employment offer is subject to the terms and conditions outlined below. 1. You are employed primarily as Interim President and Chief Executive Officer reporting to the Board of Directors of Perrigo Company PLC (“Board”). You will perform the duties appropriate to this position as instructed by Perrigo including any such additional or alternative duties as Perrigo shall reasonably assign to you from time to time. 2. Your employment with Perrigo commenced on 7June 2026 (the Commencement Date) and will expire on 31 December 2026 (the Fixed-Term). Your employment shall automatically terminate, without the requirement for notice on 31 December 2026. (a) if a new President and Chief Executive Office is not appointed by the Board (the Specified Purpose) by the expiry of the Fixed-Term, the parties agree that the Company may, in its discretion, decided to continue your employment on a month-to-month basis for up to an additional ninety (90) days at the same rate of pay, (the Potential Extended Fixed-Term) and your employment shall automatically terminate, without the requirement for notice, on the date upon which the Specified Purpose is fulfilled. (b) For the avoidance of any doubt, if your employment terminates at any time during the Potential Extended Fixed-Term (including prior to the expiry of the potential ninety (90) day period, you shall be entitled to salary and benefits in Schedule 1 to the actual termination date and shall have no further entitlement to any payment in respect of the remainder of the Potential Extended Fixed-Term. The Unfair Dismissals Acts 1977-2015 shall not apply to a dismissal consisting only of the Specified Purpose being met or the expiry of the Fixed-Term (or the Potential Extended Fixed-Term). 3. If the Specified Purpose is met before the expiry of the Fixed Term, and your employment is to terminate on that basis, and you will receive full base salary and benefits as outlined in Schedule 1 for the Fixed Term. The Company will provide you an alternative role for the remainder of all the Fixed Term on such duties, reporting lines and other terms as the Company reasonably determines (which may include an advisory role and may involve changes to your role, responsibilities and title). 4. For the avoidance of doubt: (i) no payment shall be due under this clause where your employment terminates by reason of your resignation, or you are terminated for misconduct (but not the automatic expiry of the Agreement); (ii) the Company shall have no obligation to provide work or continued employment beyond the fulfilment of the expiry of the Fixed Term/Potential Extended Fixed-Term or Specified Purpose (whichever is later); and (iii) any payment made under (b) shall be subject to applicable deductions and such payment shall be reduced to reflect any remuneration received by you during any period of alternative employment per (a); and (iv)you understand and agree that you are not eligible for participation in The Perrigo Employee Severance Programme Ireland. PERRIGO PHARMA INTERNATIONAL DAC The Sharp Building 10-12 Hogan Place Dublin 2 T (+353 1) 709 4000 F (+353 1) 709 4082

2 5. Notwithstanding the foregoing, in cases of misconduct, your employment may be terminated without notice. You may terminate this agreement by giving one (1) months’ notice in writing to the General Counsel. In the event of notice of termination being given by either party, Perrigo may request you not to attend for work or perform duties during the notice period and be placed on Garden Leave. Nothing in this agreement shall prevent the giving of a lesser period of notice where both parties are in mutual agreement. 6. Your salary is $1,270,000¹ gross per annum, subject to deductions of tax, PRSI and any other deductions required by law or provided for under this agreement. Your salary is payable monthly in arrears by way of bank transfer into your nominated bank account. This method of payment may be changed at Perrigo’s discretion. A list of additional compensation and benefits are provided at Schedule 1, which can be found at the end of this document. 7. Perrigo reserves the right to require you to repay either by deduction from salary or any other method acceptable to Perrigo, any losses sustained through fraud or dishonesty on your part or any remuneration, expenses or any other payments which are overpaid to you whether made by mistake or otherwise. By signing this agreement, you hereby consent to any such deductions from sums due by Perrigo. 8. Subject to the production of satisfactory receipts and compliance with the Perrigo’s Expenses Policy, you will be reimbursed for all reasonable and genuine out of pocket expenses incurred by you in the carrying out of your duties. 9. Perrigo's leave year runs from 01 January to 31 December and annual leave must be taken within the year. You are entitled to twenty-two (22) days annual leave per annum calculated by reference to time worked on a pro rata basis. Annual leave must be agreed in advance with Perrigo and must be taken at times convenient to it. Accrued but unused annual leave, up to a maximum of five (5) days, may be carried over to the following holiday year in exceptional circumstances and at the discretion of Perrigo and in any event, must be taken within six (6) months of the end of the year during which the leave was accrued. 10. You must notify the Board of any unplanned absence as soon as possible on the first and any subsequent day of absence (whether through illness or otherwise). In the event that you are unable to contact a member of the Board you must notify Robert Willis, EVP & CHRO. A voicemail may not be acceptable. Where there is continuing absence, you must keep Perrigo fully informed of your expected return to work. A medical certificate must be produced in respect of any illness-related absence from the third day of illness, and at such additional intervals as may be required by Perrigo and at least on a weekly basis. Perrigo reserves the right to have you medically examined by the Company Doctor, or a Company-nominated Specialist, at any time during your employment and you agree to the release of a medical report following any such examination directly to Perrigo. Terms of Perrigo's sick pay scheme are detailed in the Sick Leave & Sick Pay Policy and further details are available from Human Resources. Perrigo may at its absolute discretion cease payments under the scheme where you fail to follow the absence notification procedures or fail to provide the required medical certification as outlined above or in circumstances where Perrigo believes your absence is not legitimate.1 11. Perrigo has Grievance and Disciplinary Procedures applicable to all employees, available on request from HR. Perrigo reserves the right to change, replace or withdraw such Procedures at any time and you are required to comply with the policies and procedures in force from time to time (including the Code of Conduct). 12. It is a condition of your employment that you sign an Employee Proprietary Information and Invention Assignment Agreement when you commence employment and the provisions of the Employee Proprietary Information and Invention Assignment Agreement form part of your contract of employment. ¹Euro amount calculated using the prevailing published rate (ECB reference rate) on the last day of each pay period.

3 13. Perrigo and Perrigo Company PLC (Parent) shall indemnify you and hold you harmless to the fullest extent permitted by the laws of the Republic of Ireland against and in respect of any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses, losses, and damages resulting from your good faith performance of your duties and obligations with the Company and its Affiliates. Parent and the Company shall cover you under directors’ and officers’ liability insurance both during and, while potential liability exists, after employment or non-employment service as a director or officer, as applicable, in the same amount and to the same extent as Parent and the Company cover their other officers and directors, subject to the terms of the applicable policies. These obligations shall survive the termination of your employment with the Company and its Affiliates. If any proceeding is brought or threatened against you in respect of which indemnity may be sought against the Company or its Affiliates pursuant to the foregoing, you shall notify the Company promptly in writing of the institution of such proceeding and the Company or its Affiliates shall assume the defense thereof and the employment of counsel and payment of all fees and expenses; provided, however, that if a conflict of interest exists between the Company or its applicable Affiliate and you such that it is not legally practicable for the Company or its applicable Affiliate to assume your defense, you shall be entitled to retain separate counsel reasonably acceptable to the Company or its applicable Affiliate and the Company or its applicable Affiliate shall assume payment of all reasonable fees and expenses of such counsel. Your rights and the obligations under this clause are subject to and conditional upon, compliance with the terms and conditions of the applicable insurance policies, including any notification and other requirements. Notwithstanding any other provision of this clause, nothing herein shall require Perrigo, the Parent, the Company or any Affiliate to indemnify you, if such indemnity would be void, prohibited or otherwise rendered unenforceable under applicable law, including in respect of any liability owed by you to the indemnifying entity itself arising out of your negligence, default, breach of duty or breach of trust, or any liability arising out of your fraud, dishonesty or wilful or reckless misconduct. 14. You agree that Perrigo is permitted to hold personal information about you as part of its personnel and other business records and may use such information in the course of Perrigo’s business or that of any associated company. You agree that Perrigo may disclose such information to third parties in the event that such disclosure is, in Perrigo’s view, required for the proper conduct of Perrigo’s business or that of any associated company. It may also be necessary to share this information with potential or future employers, potential bidders and purchasers or in order to comply with any legal or regulatory obligations. Perrigo takes all reasonable steps as required by law to ensure the safety, privacy and integrity of your personal information. Perrigo may need to share personal data including sensitive personal data with other related entities which are based abroad. This may involve a transfer of data, including your personal sensitive data, to a country which may not have the same data protection laws as Ireland. By signing this agreement, you consent to Perrigo holding, processing, transferring or disclosing such personal data to include sensitive data. 15. During your employment you shall not at any time without the prior written consent of the Board either alone or jointly with any other person carry on or be either directly or indirectly employed, concerned or interested in any business, prospective business or undertaking other than that of Perrigo. The objective grounds for this restriction are (i) health and safety, (ii) the protection of business confidentiality, and (iii) the avoidance of conflicts of interests. If, with the consent of Perrigo, you accept any other appointment or employment you must keep Perrigo accurately informed of the amount of time you spend working under that appointment. 16. You shall not be entitled to receive or obtain directly or indirectly any discount, rebate or commission as a result of any sale or purchase of goods or services affected or other business transacted (whether or not by you) by or on behalf of Perrigo or any associated company and if you (or any person in which you are interested) obtain any discount, rebate or commission you shall account to Perrigo for the amount received by you (or due proportion of the amount received by the person having regard to the extent of its interest therein). 17. Perrigo reserves the right to search your property, person or vehicle while on or departing from Perrigo's premises. 18. All notes, records, lists of customers, supplier and employees, correspondence, computer and other disks or tapes, data listings, codes, keys and passwords, designs, drawings and other documents or material whatsoever (whether made or created by you or otherwise and in whatever medium or format) relating to the business of Perrigo or any associated company or any of its or their clients and any

4 copies of same remain the property of Perrigo or any associated company or client, and should be handed over by you to Perrigo or any associated company or client on demand by Perrigo and in any event on termination of your employment. 19. Perrigo reserves the right to make changes of a minor, administrative, or non-fundamental nature to the terms and conditions of your employment from time to time. Wherever practicable, you will be given advance notice of any such change. 20. This agreement constitutes the entire and only legally binding agreement between the parties relating to your employment by Perrigo. All previous agreements, understandings, assurances, statements, promises, warranties, representations or misrepresentations (whether written or oral) between the parties are superseded by this agreement. 21. You hereby warrant that by virtue of entering into this agreement you will not be in breach of any express or implied terms of any Court order, contract or any other obligation legally binding upon you. 22. No failure or delay by Perrigo in exercising any remedy, right, power or privilege under or in relation to this agreement or at law shall operate as a waiver of the same nor shall any single or partial exercise of any remedy, right, power or privilege preclude any further exercise of the same or the exercise of any other remedy, right, power or privilege. 23. This agreement is governed by and shall be construed in accordance with Irish law and the parties to this agreement hereby submit to the exclusive jurisdiction of the Irish Courts. I accept and agree to be bound by the terms and conditions outlined in this agreement. SIGNED Robert Willis Perrigo Pharma International D.A.C Dated: ________________ SIGNED: ________________ Albert Manzone Dated: ________________

5 Schedule 1 Compensation and Benefits One-Time Special RSU Equity Grant Subject to approval by the Board, the Company shall, on the fifth trading day of the month following the Commencement Date grant you restricted stock units (“RSUs”) with a grant- date fair value of $2,500,000 under the terms of the Perrigo Company PLC 2026 Long-Term Incentive Plan (the “Plan”). The RSUs shall be eligible to vest on the earlier of: (i) one year; or (ii) hiring of permanent CEO; or (iii) termination of employment in connection with a Change of Control of Perrigo Company PLC as defined in the Plan and the applicable award agreement shall govern the RSUs in all respects and shall prevail in the event of any inconsistency with this clause. One-Time Special Completion Bonus Subject to approval by the Board, the Company shall issue you a one-time cash bonus in the gross amount of $250,000 on the expiry of the Fixed Term, or termination of employment in connection with a Change of Control of Perrigo Company PLC. Actual payout of the Completion Bonus will be subject to performance of Board approved Metrics Health Insurance Allowance: Perrigo provides employees with Health Insurance Allowance of €2,200 per annum for married individuals. This allowance is available for you to be used towards the cost of Health and/or Dental Insurance cover for you and your dependents calculated by reference to time worked on a pro rata basis. Further information on the Health Insurance Allowance or information on Perrigo’s VHI Group schemes is available from Human Resources. Transportation Allowance: The Company shall provide you a car allowance of €24,000 per annum, less taxes and withholding. This will be included in your regular monthly pay. Assignment Support The Company shall provide 2026 and 2027 tax year preparation support by KPMG or its successor to support your Irish and US tax returns. In addition, Perrigo will provide support for all tax years and jurisdictions in which liability arises as a result of your compensation solely attributed to this role. Reimbursement of Personal Expenditures Perrigo agrees to reimburse you for non-refundable personal expenses incurred as a result of your acceptance and performance of this role, upon production of acceptable receipts. Reimbursement will not exceed $10,000.